Slide 1

GLOBAL POWER
EQUIPMENT GROUP

Fourth Quarter 2002 Earnings Call

February 25, 2003

9:00 AM EST

GLOBAL POWER EQUIPMENT GROUP

“Forward Looking Statements”

Statements made during this presentation are based on management's beliefs as well as assumptions made by, and information currently available to management, pursuant to "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995. While these statements reflect our best judgment, they are subject to risks and uncertainties that could cause a change in focus and direction. Information concerning some of the factors that could cause actual results to differ materially from those in, or implied by, the forward looking statements are set forth under “Risk Factors” in the Company’s Form 10-K for the period ending December 29, 2001.

Focus on Maximizing Profits

Operations Management the Key

	Net EPS Impact*
Revenue decline from $723.5 MM to $586.8 MM	($0.32)
Increased gross margins from 18.2% to 22.4%	$0.32
Reduced costs through lower-cost out-sourcing	
Maintained quality initiatives avoiding contingency costs	
Closed-out jobs awarded in stronger market conditions	
Reduced interest expense	$0.07
Other *Share count*	$0.02
Increase over 2001 Pro Forma EPS	$0.09

* *After tax*

Sizing for Tomorrow

Experience is Our Strength

1. Unprecedented market conditions
2. Competitive landscape altered
3. Global sourcing essential to remain viable
4. China- Local presence and structure
5. Successful track record
6. Financial strength

GLOBAL POWER EQUIPMENT GROUP

Financial Results – 4Q02 vs. 4Q01

In $000s, except per share and % chg

	4Q02	4Q01	% Chg
Revenues	$ 107,689	$ 215,142	-49.9%
Direct Costs	$ 77,339	$ 172,544	-55.2%
Gross Margin	$ 30,350	$ 42,598	-28.8%
Gross Margin Percent	28.2%	19.8%	+8.4pts
Operating Expenses			
G&A	$ 5,858	$ 6,310	-7.2%
Other	$ 3,940	$ 5,718	-31.1%
Total Operating Expenses	$ 9,798	$ 12,028	-18.5%
Operating Profit	$ 20,552	$ 30,570	-32.8%
Net Interest Expense	$ 673	$ 1,182	-43.1%
Net Income Before Income Taxes	$ 19,879	$ 29,388	-32.4%
Income Tax Provision	$ 7,753	$ 11,461	-32.4%
Net Income	$ 12,126	$ 17,927	-32.4%
Diluted Shares Outstanding	45,576	45,670	-0.2%
EPS	$0.27	$0.39	-30.8%
EBITDA	$ 21,500	$ 31,828	-32.4%

GLOBAL POWER EQUIPMENT GROUP

Financial Results – FY2002 vs. FY2001

In $000s, except per share and % chg

	FY2002	FY2001 *	% Chg
Revenues	$ 586,805	$ 723,504	-18.9%
Direct Costs	$ 455,339	$ 591,958	-23.1%
Gross Margin	$ 131,466	$ 131,546	-0.1%
Gross Margin Percent	22.4%	18.2%	+4.2pts
Operating Expenses			
G&A	$ 25,405	$ 23,178	9.6%
Other	$ 16,807	$ 18,871	-10.9%
Total Operating Expenses	$ 42,212	$ 42,049	0.4%
Operating Profit	$ 89,254	$ 89,497	-0.3%
Net Interest Expense	$ 4,210	$ 15,896	-73.5%
Net Income Before Income Taxes	$ 85,044	$ 73,601	15.5%
One-time adjustments for 2001	-	1,409	NM
Income Tax Provision	$ 33,167	$ 22,905	44.8%
Net Income	$ 51,877	$ 49,287	5.3%
Diluted Shares Outstanding	45,636	46,874	-2.6%
EPS	$1.14	$1.05	8.6%
EBITDA	$ 92,936	$ 94,361	-1.5%

* *Pro forma*

Gross Margins

By Quarter


30%
25%
20%
15%
10%
Average
19.1%
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1999
2000
2001
2002

Average for year	17.9%	17.0%	18.2%	22.4%

GLOBAL POWER EQUIPMENT GROUP

Financial Results

Segment and Geographic Details

4Q02 vs. 4Q01 and YTD02 vs. YTD01

In $000s, except % chg

Revenues	4Q02	4Q01	Change	% Chg
Heat Recovery Equipment	$49,702	$134,293	$(84,591)	(63.0)%
Auxiliary Power Equipment	$ 57,987	$ 80,849	$ (22,862)	(28.3)%
Total	$107,689	$215,142	$(107,453)	(49.9)%
United States	$ 68,176	$ 196,624	$ (128,448)	(65.3)%
Asia	$6,902	$1,086	$5,816	535.5%
Europe	$ 22,470	$4,914	$17,556	357.3%
Other	$10,141	$12,518	$(2,377)	(19.0)%

Revenues	FY2002	FY2001	Change	% Chg
Heat Recovery Equipment	$308,628	$442,319	$(133,691)	(30.2)%
Auxiliary Power Equipment	$278,177	$281,185	$(3,008)	(1.1)%
Total	$586,805	$723,504	$(136,699)	(18.9)%
United States	$ 471,752	$ 646,026	$ (174,274)	(27.0)%
Asia	$30,775	$6,447	$24,328	377.4%
Europe	$ 48,481	$13,793	$34,688	251.5%
Other	$ 35,797	$57,238	$(21,441)	(37.5)%

Historical Backlog

By Month



At quarter's end
800
600
400
200
0
$ MMs
J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N D
1999
2000
2001
2002

GLOBAL POWER EQUIPMENT GROUP

Financial Results – 4Q02, FY2002

Cash & Cash Usage

In $000s

	FY2001	4Q02	FY2002
Beginning of period cash	$ 26,308	$ 10,180	$ 2,435
EBITDA	94,361	21,500	92,936
Other operating, investing, financing activities	6,790	27,703	10,568
Change in debt	(113,465)	(18)	(45,556)
Capital expenditures, net	(11,559)	(323)	(1,341)
Change in cash	(23,873)	48,862	56,607
Cash at end of period	$ 2,435	$ 59,042	$ 59,042

Total debt / net debt as of:

12/30/00	Debt	$219,094		
	Net Debt	*192,786*		
12/29/01	Debt		$105,629	
	Net Debt		*103,194*	
12/28/02	Debt			$60,073
	Net Debt			*1,031*

Key Financial Statistics

	As of 12/28/02
Net working capital (average LTM) - *$000s*	$ 10,496
EBITDA - *$000s*	$ 92,936
Total debt - *$000s*	$ 60,073
Cash & Cash Equivalents - *$000s*	$ 59,042
Net debt - *$000s*	$ 1,031
Stockholder's equity - *$000s*	$ 129,967
Total capital invested (Stockholders equity + LT-Debt) - *$000s*	$ 190,040
Total debt to total capitalization	31.6%
Total net debt to total net capitalization	0.8%
Pre-tax earnings - *$000s*	$ 85,044
Pre-tax Return on Average Invested Capital	45.6%
Pre-tax Return on Average Equity	82.1%

Thank You

GLOBAL POWER
EQUIPMENT GROUP

For Additional Information Please Contact:
Bob Zwerneman
Director, Investor Relations
Global Power Equipment Group

(918) 274-2398
bobz@globalpower.com